EXHIBIT 99.3

The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. Any such offer to buy or sell any security or instrument or to engage in a transaction would be made only after a prospective participant had completed its own independent investigation of the transaction and received all information it required to make its own investment decision, including, where applicable, a review of any offering circular or memorandum describing such security or instrument which would contain material information not contained herein and to which prospective participants are referred. In the event of any such offering, this information shall be deemed superseded and replaced in its entirety by such offering circular or memorandum. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities or transactions would conform to the terms hereof. Morgan Stanley and its affiliates disclaim any and all liability relating to this information.

The following information may contain general, summary discussions of certain tax, regulatory, accounting and/or legal issues relevant to the proposed transaction. Any such discussion is necessarily generic and may not be applicable to or complete for any particular recipient's specific facts and circumstances. Morgan Stanley is not offering and does not purport to offer tax, regulatory, accounting or legal advice and this information should not and cannot be relied upon as such. Prior to entering into any proposed transaction, recipients should determine, in consultation with their own legal, tax, regulatory and accounting advisors, the economic risks and merits, as well as the legal, tax, regulatory and accounting characteristics and consequences, of the transaction.

The projections or other estimates in these materials (if any), including estimates of returns or performance, are forward-looking statements based upon certain assumptions and are preliminary in nature. Actual results are difficult to predict and may depend upon events outside the issuer's or counterparty's control. Actual events may differ from those assumed and changes to any assumptions may have a material impact on any projections or estimates. Other events which were not taken into account may occur and may significantly affect the analysis. Certain assumptions may have been made for modeling purposes only to simplify the presentation and/or calculation of any projections or estimates, and Morgan Stanley does not purport that any such assumptions will reflect actual future events. Accordingly, there can be no assurance that estimated returns or projections will be realized or that actual returns or performance results will not be materially different than those estimated herein. Any such estimated returns and projections should be viewed as hypothetical. Recipients should conduct their own analysis, using such assumptions as they deem appropriate, and should fully consider other available information in making a decision regarding these transactions. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice.

Notwithstanding any other express or implied agreement, arrangement, or understanding to the contrary, Morgan Stanley and each recipient hereof are deemed to agree that both Morgan Stanley and such recipient (and their respective employees, representatives, and other agents) may disclose to any and all persons, without limitation of any kind from the commencement of discussions, the U.S. federal income tax treatment of the transaction ("tax treatment") and any fact that may be relevant to understanding the tax treatment of the transaction described herein ("tax structure") and all materials of any kind (including opinions or other tax analyses) that are provided to such person relating to such tax treatment and tax structure, except where confidentiality is reasonably necessary to comply with securities laws (including, where applicable, confidentiality regarding the identity of an issuer of securities or its affiliates, agents and advisors).

The offer or sale of securities or transactions may be restricted by law. Additionally, transfers of any such securities or instruments may be limited by law or the terms thereof. Unless noted herein, neither Morgan Stanley or any issuer of securities has taken or will take any action in any jurisdiction that would permit a public offering of Notes, or possession or distribution of any offering material in relation thereto, in any country or jurisdiction where action for such purpose is required. Recipients are required to inform themselves of and comply with any legal or contractual restrictions on their purchase, holding, sale, exercise of rights or performance of obligations under any transaction. Morgan Stanley does not undertake or have any responsibility to notify you of any changes to the attached information. Morgan Stanley & Co. Incorporated, its affiliates and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Additional information is available upon request.

With respect to any UK recipients, this communication is directed only to those persons who are market counterparties or intermediate customers (as defined in the UK Financial Services Authority's rules).

                     % Loss of "BB" class Princ

                                                   -----------------------------
TRIGGERS FAIL                                                Libor forward +200
% Writedown                                             100%
                                                             Prepay Ramp
--------------------------------------------------------------------------------

                              1% cum loss              0.00%

                              2% cum loss              0.00%
S&P Loss Ramp
                              3% cum loss              0.00%

                              4% cum loss              0.00%
--------------------------------------------------------------------------------

                     % Loss of "BB" class Princ

                                                   -----------------------------
TRIGGERS PASS
% Writedown

--------------------------------------------------------------------------------

                              1% cum loss              0.00%

                              2% cum loss              0.00%
S&P Loss Ramp
                              3% cum loss              0.00%

                              4% cum loss              0.00%
--------------------------------------------------------------------------------



                     Breakeven Runs

                                                   -----------------------------
TRIGGERS FAIL
100% LS - 12m lag

--------------------------------------------------------------------------------

                                    1st $ Loss CDR      2.93

                           Cumulative Loss to Pool      6.65

                                               WAL     12.16

                              Period of 1st $ Loss       136

                                      Princ Window     - 361

                                  Gap in Princ(Y/N)        N

--------------------------------------------------------------------------------

----------------------------------------------------
Month         ARM 2/28     Other ARMS      Fixed
----------------------------------------------------
            1     7.25          7.25          4
            2     8.5           8.17         6.27
            3     9.75           9.1         8.55
            4    11.06          10.08       10.82
            5    13.02          11.65       13.09
            6    16.32          14.37       15.36
            7    18.16          15.79       17.64
            8    20.05          17.24       19.91
            9    23.16          19.72       22.18
           10    25.05          21.15       24.45
           11    30.15          25.28       26.73
           12     32.5          27.07         29
           13    33.79          27.99         29
           14    34.22          28.2          29
           15    34.92          28.55         29
           16    35.06          28.75         29
           17    34.19          28.94         29
           18    37.49          29.14         29
           19      40            30           29
           20      55            30           29
           21      55            30           29
           22      55            30           29
           23      55           30.93         29
           24      55            33           29
           25      55            40           29
           26      55            40           29
           27      55            40           29
           28      55            40           29
           29      55            40           29
           30      55            55           29
           31      35            55           29
           32      35            55           29
           33      35            55           29
           34      35            55           29
           35      35            55           29
           36      35            55           29
           37      35            55           29
           38      35            55           29
           39      35            55           29
           40      35            55           29
           41      35            35           29
           42      35            35           29
           43      35            35           29
           44      35            35           29
           45      35            35           29
           46      35            35           29
----------------------------------------------------


--------------------------
Month         % Loss
--------------------------
            1           4
            6        5.75
           12        6.25
           18          13
           24       10.25
           30          10
           36         9.5
           42           9
           48           9
           54        7.75
           60        5.75
           66         5.5
           72        4.25
--------------------------
Total                 100

--------------------------------------
Month         1m LR       6m LR
--------------------------------------
            1     4.03750     4.37000                          12m lag
            2     4.19910     4.44780                          100% severity
            3     4.28520     4.52200
            4     4.39910     4.57290
            5     4.50790     4.60850
            6     4.49670     4.63170
            7     4.56180     4.65360
            8     4.63170     4.66180
            9     4.58180     4.65910
           10     4.60290     4.66370
           11     4.64430     4.66440
           12     4.62600     4.65940
           13     4.60990     4.65580
           14     4.61750     4.64880
           15     4.60800     4.64180
           16     4.60670     4.63780
           17     4.62050     4.63320
           18     4.60350     4.62840
           19     4.56940     4.62590
           20     4.57530     4.63020
           21     4.58620     4.63430
           22     4.58040     4.63930
           23     4.58530     4.64640
           24     4.59050     4.65250
           25     4.59340     4.65820
           26     4.60130     4.66300
           27     4.61370     4.66750
           28     4.62230     4.67040
           29     4.62430     4.67320
           30     4.62290     4.67700
           31     4.62260     4.68110
           32     4.62640     4.68700
           33     4.63220     4.69340
           34     4.63830     4.70120
           35     4.64370     4.70940
           36     4.64870     4.71650
           37     4.65620     4.72390
           38     4.66550     4.72920
           39     4.67660     4.73380
           40     4.68590     4.73740
           41     4.69150     4.74130
           42     4.69070     4.74590
           43     4.68810     4.75080
           44     4.69120     4.75810
           45     4.69920     4.76530
           46     4.70800     4.77260
           47     4.71440     4.77920
           48     4.72130     4.78440
           49     4.72920     4.79070
           50     4.73530     4.79610
           51     4.74100     4.80180
           52     4.74640     4.80700
           53     4.75060     4.81250
           54     4.75670     4.81880
           55     4.76170     4.82410
           56     4.76740     4.83000
           57     4.77250     4.83530
           58     4.77830     4.84120
           59     4.78390     4.84700
           60     4.78910     4.85140
           61     4.79500     4.85740
           62     4.80020     4.86260
           63     4.80610     4.86840
           64     4.81160     4.87360
           65     4.81590     4.87910
           66     4.82210     4.88520
           67     4.82710     4.89020
           68     4.83270     4.89580
           69     4.83760     4.90070
           70     4.84310     4.90610
           71     4.84830     4.91120
           72     4.85300     4.91550
           73     4.85840     4.92070
           74     4.86290     4.92520
           75     4.86810     4.93030
           76     4.87300     4.93460
           77     4.87690     4.93930
           78     4.88210     4.94440
           79     4.88640     4.94850
           80     4.89110     4.95310
           81     4.89520     4.95700
           82     4.89980     4.96150
           83     4.90400     4.96570
           84     4.90770     4.96870
           85     4.91210     4.97320
           86     4.91570     4.97700
           87     4.92010     4.98160
           88     4.92420     4.98550
           89     4.92720     4.98990
           90     4.93220     4.99520
           91     4.93610     4.99930
           92     4.94070     5.00420
           93     4.94470     5.00850
           94     4.94940     5.01350
           95     4.95400     5.01830
           96     4.95820     5.02190
           97     4.96310     5.02710
           98     4.96740     5.03180
           99     4.97250     5.03720
          100     4.97750     5.04200
          101     4.98120     5.04740
          102     4.98710     5.05360
          103     4.99180     5.05870
          104     4.99740     5.06470
          105     5.00230     5.07000
          106     5.00810     5.07610
          107     5.01360     5.08220
          108     5.01890     5.08690
          109     5.02500     5.09350
          110     5.03050     5.09940
          111     5.03680     5.10620
          112     5.04300     5.11240
          113     5.04800     5.11930
          114     5.05520     5.12700
          115     5.06140     5.13370
          116     5.06840     5.14130
          117     5.07480     5.14820
          118     5.08210     5.15600
          119     5.08940     5.16350
          120     5.09630     5.17000
          121     5.10410     5.17770
          122     5.11110     5.18450
          123     5.11870     5.19190
          124     5.12590     5.19850
          125     5.13200     5.20530
          126     5.13950     5.21250
          127     5.14580     5.21860
          128     5.15270     5.22520
          129     5.15870     5.23090
          130     5.16530     5.23720
          131     5.17140     5.24310
          132     5.17700     5.24730
          133     5.18300     5.25300
          134     5.18820     5.25780
          135     5.19390     5.26310
          136     5.19910     5.26740
          137     5.20270     5.27200
          138     5.20840     5.27730
          139     5.21260     5.28090
          140     5.21730     5.28510
          141     5.22100     5.28830
          142     5.22520     5.29210
          143     5.22890     5.29540
          144     5.23190     5.29730
          145     5.23540     5.30070
          146     5.23810     5.30330
          147     5.24140     5.30660
          148     5.24440     5.30910
          149     5.24600     5.31190
          150     5.24990     5.31570
          151     5.25230     5.31800
          152     5.25540     5.32100
          153     5.25760     5.32310
          154     5.26060     5.32590
          155     5.26310     5.32830
          156     5.26520     5.32940
          157     5.26790     5.33200
          158     5.26980     5.33380
          159     5.27240     5.33620
          160     5.27460     5.33780
          161     5.27540     5.33970
          162     5.27850     5.34260
          163     5.28000     5.34390
          164     5.28220     5.34590
          165     5.28350     5.34700
          166     5.28550     5.34880
          167     5.28700     5.35010
          168     5.28810     5.35040
          169     5.28980     5.35190
          170     5.29060     5.35240
          171     5.29210     5.35370
          172     5.29310     5.35400
          173     5.29310     5.35450
          174     5.29470     5.35570
          175     5.29490     5.35570
          176     5.29580     5.35620
          177     5.29580     5.35590
          178     5.29640     5.35620
          179     5.29650     5.35610
          180     5.29600     5.35470
          181     5.29620     5.35490
          182     5.29560     5.35430
          183     5.29580     5.35450
          184     5.29560     5.35400
          185     5.29430     5.35380
          186     5.29530     5.35480
          187     5.29470     5.35420
          188     5.29490     5.35440
          189     5.29440     5.35390
          190     5.29460     5.35410
          191     5.29440     5.35390
          192     5.29390     5.35260
          193     5.29410     5.35280
          194     5.29350     5.35220
          195     5.29370     5.35240
          196     5.29360     5.35180
          197     5.29220     5.35150
          198     5.29320     5.35250
          199     5.29260     5.35190
          200     5.29280     5.35200
          201     5.29210     5.35130
          202     5.29230     5.35150
          203     5.29200     5.35110
          204     5.29140     5.34960
          205     5.29150     5.34970
          206     5.29080     5.34890
          207     5.29080     5.34890
          208     5.29050     5.34810
          209     5.28900     5.34760
          210     5.28970     5.34840
          211     5.28890     5.34750
          212     5.28890     5.34730
          213     5.28800     5.34630
          214     5.28790     5.34610
          215     5.28730     5.34540
          216     5.28630     5.34390
          217     5.28610     5.34360
          218     5.28500     5.34240
          219     5.28470     5.34200
          220     5.28400     5.34070
          221     5.28240     5.33970
          222     5.28240     5.33950
          223     5.28110     5.33810
          224     5.28050     5.33740
          225     5.27910     5.33580
          226     5.27850     5.33490
          227     5.27730     5.33360
          228     5.27580     5.33110
          229     5.27490     5.33010
          230     5.27320     5.32810
          231     5.27220     5.32690
          232     5.27070     5.32490
          233     5.26810     5.32310
          234     5.26770     5.32240
          235     5.26570     5.32010
          236     5.26430     5.31850
          237     5.26200     5.31600
          238     5.26050     5.31420
          239     5.25840     5.31200
          240     5.25590     5.30870
          241     5.25410     5.30690
          242     5.25150     5.30440
          243     5.24970     5.30270
          244     5.24760     5.30020
          245     5.24440     5.29820
          246     5.24360     5.29750
          247     5.24130     5.29520
          248     5.23970     5.29370
          249     5.23750     5.29150
          250     5.23600     5.29010
          251     5.23410     5.28830
          252     5.23200     5.28550
          253     5.23070     5.28420
          254     5.22860     5.28220
          255     5.22730     5.28100
          256     5.22570     5.27900
          257     5.22300     5.27750
          258     5.22260     5.27720
          259     5.22080     5.27530
          260     5.21970     5.27430
          261     5.21780     5.27250
          262     5.21680     5.27150
          263     5.21540     5.27010
          264     5.21360     5.26810
          265     5.21270     5.26720
          266     5.21100     5.26550
          267     5.21010     5.26470
          268     5.20890     5.26310
          269     5.20690     5.26190
          270     5.20650     5.26150
          271     5.20500     5.26000
          272     5.20420     5.25930
          273     5.20270     5.25780
          274     5.20200     5.25710
          275     5.20090     5.25610
          276     5.19950     5.25390
          277     5.19880     5.25330
          278     5.19740     5.25190
          279     5.19680     5.25130
          280     5.19580     5.25000
          281     5.19370     5.24910
          282     5.19400     5.24930
          283     5.19270     5.24800
          284     5.19210     5.24750
          285     5.19090     5.24620
          286     5.19030     5.24580
          287     5.18950     5.24490
          288     5.18820     5.24290
          289     5.18780     5.24250
          290     5.18660     5.24130
          291     5.18610     5.24080
          292     5.18530     5.23960
          293     5.18340     5.23880
          294     5.18380     5.23920
          295     5.18260     5.23800
          296     5.18220     5.23760
          297     5.18100     5.23650
          298     5.18070     5.23610
          299     5.17990     5.23530
          300     5.17880     5.23340
          301     5.17880     5.23340
          302     5.17880     5.23340
          303     5.17880     5.23340
          304     5.17880     5.23340
          305     5.17880     5.23340
          306     5.17880     5.23340
          307     5.17880     5.23340
          308     5.17880     5.23340
          309     5.17880     5.23340
          310     5.17880     5.23340
          311     5.17880     5.23340
          312     5.17880     5.23340
          313     5.17880     5.23340
          314     5.17880     5.23340
          315     5.17880     5.23340
          316     5.17880     5.23340
          317     5.17880     5.23340
          318     5.17880     5.23340
          319     5.17880     5.23340
          320     5.17880     5.23340
          321     5.17880     5.23340
          322     5.17880     5.23340
          323     5.17880     5.23340
          324     5.17880     5.23340
          325     5.17880     5.23340
          326     5.17880     5.23340
          327     5.17880     5.23340
          328     5.17880     5.23340
          329     5.17880     5.23340
          330     5.17880     5.23340
          331     5.17880     5.23340
          332     5.17880     5.23340
          333     5.17880     5.23340
          334     5.17880     5.23340
          335     5.17880     5.23340
          336     5.17880     5.23340
          337     5.17880     5.23340
          338     5.17880     5.23340
          339     5.17880     5.23340
          340     5.17880     5.23340
          341     5.17880     5.23340
          342     5.17880     5.23340
          343     5.17880     5.23340
          344     5.17880     5.23340
          345     5.17880     5.23340
          346     5.17880     5.23340
          347     5.17880     5.23340
          348     5.17880     5.23340
          349     5.17880     5.23340
          350     5.17880     5.23340
          351     5.17880     5.23340
          352     5.17880     5.23340
          353     5.17880     5.23340
          354     5.17880     5.23340
          355     5.17880     5.23340
          356     5.17880     5.23340
          357     5.17880     5.23340
          358     5.17880     5.23340
          359     5.17880     5.23340
          360     5.17880     5.23340
          361     5.17880     5.23340
--------------------------------------